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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  September 1, 1999
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                          New Horizons Worldwide, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-17840                   22-2941704
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(State or Other Jurisdiction      (Commission              (I.R.S. Employer
      of Incorporation)           File Number)           Identification Number)


 1231 East Dyer Road, Suite 110     Santa Ana, California            92705
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (714) 432-7600
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     500 Campus Drive          Morganville, New Jersey             07751
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On September 1, 1999, New Horizons Worldwide, Inc. (the "Company"), through its indirect wholly-owned subsidiary, New Horizons Computer Learning Center of Denver, Inc. ("NHCLC-Denver"), a Delaware corporation, acquired from Vernon Business Systems, Inc. ("Seller"), a Colorado corporation, substantially all of the assets (consisting primarily of cash, equipment, certain intellectual property and contract rights, accounts receivable and inventory) (collectively, the "Denver Assets") used in connection with Seller's computer training business (the "Denver Business"). The acquisition was accomplished pursuant to an Asset Purchase Agreement dated September 1, 1999, among Seller, Ralph Vernon, Michael Vernon, Betty Lynn Vernon, NHCLC-Denver and the Company (the "Denver Agreement"). A copy of the Denver Agreement is filed as
Exhibit 2.1 hereto.

                  As consideration for this acquisition, NHCLC-Denver and the Company delivered to Seller at Closing (as defined in the Denver Agreement) $13,700,001 in cash and 21,634 shares of common stock, $.01 par value, of the Company. Additionally, $300,000 was retained by the Company in an interest-bearing account, to be paid to Seller following the Net Worth Adjustment (as defined in the Denver Agreement). The purchase price and other terms of the Denver Agreement were determined through arms-length negotiations. Prior to Closing, Seller was a franchisee of New Horizons Computer Learning Centers, Inc. ("NHCLC"), a wholly-owned subsidiary of New Horizons Education Corporation, which, in turn, is a wholly-owned subsidiary of the Company. The franchise agreement between Seller and NHCLC was terminated at Closing. Except for employment agreements entered into as of the Closing with each of Ralph Vernon, Michael Vernon and Betty Lynn Vernon, there are no material relationships between the Company and Seller or any of their respective affiliates, shareholders, directors or officers.

                  The Company paid the cash portion of the purchase price with funds on hand obtained from its normal business operations and borrowings under the Company's current line of credit.

                  The Denver Business provides computer training services to individuals and businesses in and around the Denver and Colorado Springs, Colorado areas. The Company intends to cause NHCLC-Denver to utilize the Denver Assets in order to operate the Denver Business substantially as operated prior to its acquisition.

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Item 5.           OTHER EVENTS.

                  Effective September 1, 1999, Thomas J. Bresnan became Chief Executive Officer of the Company. Mr. Bresnan succeeds Curtis Lee Smith, Jr., who served as Chairman and Chief Executive Officer since 1986. Mr. Smith will continue as Chairman of the Board.

                  The Company issued a News Release relating to Mr. Bresnan's appointment as Chief Executive Officer of the Company on August 30, 1999, a copy of which is filed herewith as Exhibit 99.1.

                  The Company issued a News Release relating to the acquisition of the Denver Business on September 2, 1999, a copy of which is filed herewith as Exhibit 99.2.


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Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The Company has determined that the Denver Business is not a business as to which any one of the conditions specified in the definition of "significant subsidiary" in Rule 1-02(w) of Regulation S-X exceeds 20 percent, and therefore the financial statements of the Denver Business are not required to be filed pursuant to Rule 3-05(b) of Regulation S-X.

                  (b) PRO FORMA FINANCIAL INFORMATION. The Company has determined that the Denver Business is not a business as to which any one of the conditions specified in the definition of "significant subsidiary" in Rule 1-02(w) of Regulation S-X exceeds 20 percent, and therefore pro forma financial information is not required to be filed pursuant to Article 11 of Regulation S-X.

                  (c)      EXHIBITS.

                  2.1 Asset Purchase Agreement, dated September 1, 1999, among Seller, Ralph Vernon, Michael Vernon, Betty Lynn Vernon, NHCLC-Denver and the Company.*

                  10.1 Employment Agreement, dated September 1, 1999, between NHCLC-Denver and Ralph Vernon.

                  10.2 Employment Agreement, dated September 1, 1999, between NHCLC-Denver and Michael
                           Vernon.

                  10.3 Employment Agreement, dated September 1, 1999, between NHCLC-Denver and Betty Lynn Vernon.

                  99.1     News Release from the Company, dated August
                           30, 1999.

                  99.2     News Release from the Company, dated
                           September 2, 1999.


* The Registrant agrees by this filing to supplementally furnish a copy of the Exhibits and Schedules to this Asset Purchase Agreement to the Commission upon request.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NEW HORIZONS WORLDWIDE, INC.



Date:  September  14 , 1999                    By: /s/ Robert S. McMillan
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                                                   Robert S. McMillan
                                                   Vice President, Treasurer, &
                                                        Chief Financial Officer


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                                  EXHIBIT INDEX


    Exhibit               Description of Exhibit
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     2.1       Asset Purchase Agreement, dated September 1, 1999, among
               Seller, each of Ralph Vernon, Michael Vernon, Betty Lynn Vernon, NHCLC-Denver and the Company.*

     10.1 Employment Agreement, dated September 1, 1999, between NHCLC-Denver and Ralph Vernon.

     10.2 Employment Agreement, dated September 1, 1999, between NHCLC-Denver and Michael Vernon.

     10.3 Employment Agreement, dated September 1, 1999, between NHCLC-Denver and Betty Lynn Vernon.

     99.1      News Release from the Company, dated August 30, 1999.

     99.2      News Release from the Company, dated September 2, 1999.



* The Registrant agrees by this filing to supplementally furnish a copy of the Exhibits and Schedules to this Asset Purchase Agreement to the Commission upon request.